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                                                                 EXHIBIT (fff)


                               SECOND AMENDMENT
                              TO LOAN DOCUMENTS



                                   October 13, 1992




Stokely USA, Inc.
1055 Corporate Center Drive
Oconomowoc, Wisconsin  53066

Attention:  Stephen W. Theobald

Ladies and Gentlemen:

         Reference is made to the Loan and Security Agreement dated August 18, 1992 (the "Loan Agreement") among Stokely USA, Inc. ("Borrower"), the lenders party thereto (the "Lenders") and Barclays Business Credit, Inc., as a Lender and as agent for the Lenders (the "Agent"). Unless defined herein, capitalized terms used herein shall have the meanings given to such terms in the Loan Agreement. Reference is further made to the letter agreement dated August 18, 1992 executed by Agent, the other Lenders party thereto and Bank One, Milwaukee, N.A.
and agreed to by Borrower (the "Letter Agreement"), a copy of which is attached hereto as Exhibit A. Pursuant to the Letter Agreement, Borrower agreed that on or prior to the "Operative Date" (as defined in the Letter Agreement), Borrower would either (i) deliver to Agent a waiver executed by the U.S. Department of Commerce, Economic Development Administration ("EDA") of a certain default then in existence under the Loan Agreement dated March 28, 1978 (the "EDA Loan Agreement") between EDA and D&K Frozen Foods, Inc. ("D&K") and a consent by EDA to consummation by Borrower and D&K of the "Inventory Transfer" (as defined in the Letter Agreement) or (ii) prepay in full the outstanding amount of the liabilities owing from D&K to EDA under the EDA Loan Agreement (the "EDA Loans"). As defined in the Loan Agreement, the Operative Date will be the earliest of October 19, 1992 (the "Final Date") and the dates upon which certain specific events occur.

         EDA has advised Borrower that it is only willing to consider executing the above-described waiver and consent if Borrower agrees to guaranty repayment of the EDA Loans (the "Guaranty"). Borrower has informed Agent and Lenders that execution and delivery by Borrower of the Guaranty would constitute a violation of Section
9.2(c) of the Loan Agreement and, consequently, has requested that Required Lenders amend the Loan Agreement to permit Borrower to execute and deliver the Guaranty. Borrower has also requested that Required Lenders agree to amend the Letter Agreement to extend the Final Date from October 19, 1992 until December 1, 1992. Required Lenders have agreed to the
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foregoing in the manner described herein, and subject to the terms hereof, as follows:

          1. The Letter Agreement is hereby amended by extending the Final Date from October 19, 1992 until December 1, 1992.

          2.  Section 9.2(c)  of the Loan Agreement is hereby amended by
(a) deleting the word "and" at the end of clause (vii) thereof and (b) amending and restating clause (viii) thereof as clauses (viii) and (ix) set forth below:

         "(viii) an unsecured guaranty by Borrower of the Indebtedness of D&K Frozen Foods, Inc. owing to the U.S.
     Department    of    Commerce,    Economic    Development
     Administration under a certain Loan Agreement dated March
     28, 1978; and

            (ix) Indebtedness not included in paragraphs (i) through (viii) above which does not exceed at any time, in the aggregate, the sum of Five Hundred Thousand Dollars ($500,000)."

          3. The effectiveness of this Second Amendment to Loan Documents, as provided in Section 4 below, shall constitute amendments of the Loan Agreement, the Letter Agreement and all of the other Loan Documents as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement, the Letter Agreement and the other Loan Documents shall remain unchanged and in full force and effect in accordance with their respective terms.

          4. The amendments described herein shall be effective when Agent has received counterparts of this Second Amendment to Loan Documents executed by Required Lenders and acknowledged and accepted by Borrower on or before October 16, 1992; provided, that the amendments contained herein shall have no further force or effect and the original provisions of the Loan Agreement, the Letter Agreement and the other Loan Documents shall be reinstated, if on or prior to the amended Operative Date, the EDA has not provided to Borrower the waiver and consent described in the Letter Agreement, in form and substance acceptable to Required Lenders. The executed Second Amendment to Loan Documents should be sent to Agent's attorneys, Goldberg, Kohn, Bell, Black, Rosenbloom & Moritz, Ltd., 55 East Monroe Street, Suite 3900, Chicago, Illinois 60603, Attention: David L. Dranoff, Esq., on or before October 16, 1992.

          5. This Second Amendment to Loan Documents may be executed in counterparts, each of which shall be deemed an
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original, but all of which counterparts taken together shall constitute one and the same instrument.


                               Very truly yours,

                               BARCLAYS BUSINESS CREDIT, INC.


                               By _______________________________

                                  Its ___________________________

                               NBD BANK, N.A.


                               By _______________________________

                                  Its ___________________________

                               FIRST BANK (N.A.)


                               By _______________________________

                                  Its ___________________________

                               BANK ONE, MILWAUKEE, NATIONAL
                               ASSOCIATION


                               By _______________________________

                                  Its ___________________________

                               LASALLE NATIONAL BANK


                               By _______________________________

                                  Its ___________________________

                               BA BUSINESS CREDIT, INC.


                               By _______________________________

                                  Its ___________________________

Acknowledged and agreed to
this ____ day of October, 1992.

STOKELY USA, INC.


By___________________________

  Its________________________

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